EXHIBIT 10.1.5

EXECUTION VERSION

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT BOTH (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***].”

THIRD AMENDMENT TO REVOLVING CREDIT AGREEMENT
AND
SECOND AMENDMENT TO SERVICING AGREEMENT
AND
FIRST AMENDMENT TO THE BACKUP SERVICING AGREEMENT

THIS THIRD AMENDMENT TO REVOLVING CREDIT AGREEMENT , SECOND AMENDMENT TO SERVICING AGREEMENT AND FIRST AMENDMENT TO THE BACKUP SERVICING AGREEMENT, dated as of December 20, 2019 (this “Amendment”), amends:

(i)	that certain Revolving Credit Agreement, dated as of November 24, 2015 (as amended, supplemented or otherwise modified by the First Amendment to the Revolving Credit Agreement, dated as of November 15, 2016 and the Second Amendment to the Revolving Credit Agreement, dated as of November 21, 2017 and prior to the effectiveness of this Amendment, the “Existing Credit Agreement,” and, following the effectiveness of this Amendment, the “Credit Agreement”), among Page Nine Funding LLC, a Delaware limited liability company (the “Borrower”), Consumer Portfolio Services, Inc., a California corporation (“CPS”), the financial institutions from time to time party hereto, as “Lenders” thereunder (the “Lenders”), Credit Suisse AG, New York Branch (“CS”), as “Class A Agent” (in such capacity, the “Class A Agent”) and as “Collateral Agent” (in such capacity, the “Collateral Agent”) thereunder, and Ares Agent Services, L.P. (“Ares”), as the “Administrative Agent” (in such capacity, the “Administrative Agent”) thereunder;

(ii)	that certain Servicing Agreement dated as of November 24, 2015 (as amended, supplemented or otherwise modified by the First Amendment to the Servicing Agreement, dated November 21, 2017, the “Existing Servicing Agreement” and, following the effectiveness of this Amendment, the “Servicing Agreement”), among the Borrower, CPS, the Administrative Agent, the Class A Agent and the Collateral Agent; and

(iii)	that certain Backup Servicing Agreement dated as of November 24, 2015 (the “Existing Backup Servicing Agreement” and, following the effectiveness of this Amendment, the “Backup Servicing Agreement”), among Wells Fargo Bank, National Association (in such capacity, the “Backup Servicer”), CPS, the Administrative Agent and the Class A Agent.

Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Existing Credit Agreement.

The parties to the Existing Credit Agreement, the Existing Servicing Agreement and the Existing Backup Servicing Agreement desire to extend and amend the Existing

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Credit Agreement, amend the Existing Servicing Agreement and amend the Existing Backup Servicing Agreement in the manner set forth herein.

Accordingly, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1.           Amendments to the Existing Credit Agreement. As of the Third Amendment Effective Date (as defined in Section 4 below), the Existing Credit Agreement is hereby amended to incorporate the changes shown on the marked pages attached hereto as Annex A.

2.           Amendments to the Existing Servicing Agreement. As of the Third Amendment Effective Date (as defined in Section 4 below):

(a)       Section 1.1 of the Existing Servicing Agreement is hereby amended by deleting the definition of “Available Liquidity” in its entirety and replacing it with the following:

“Available Liquidity” means, as of the end of any calendar month, the sum of

(a)   Unrestricted Cash and (b) the excess of (x) the lesser of (i) the aggregate borrowing base amounts (after taking into account the applicable advance rate) under any committed revolving credit facility sponsored by CPS or a consolidated subsidiary (other than, for the avoidance of doubt, amounts available under the Credit Agreement) and (ii) the aggregate commitment of the lenders thereunder over (y) the outstanding principal amount of Indebtedness then outstanding under such committed revolving credit facility provided that with respect to such credit commitments all conditions to advances under such commitments have been fulfilled or waived and such excess amounts are available to CPS or a consolidated subsidiary on no more than five (5) Business Days prior notice.

(b)        the Existing Servicing Agreement is further hereby amended by deleting Section 3.6 of the Existing Servicing Agreement in its entirety and replacing it with the following:

Financial Covenants. So long as CPS or an Affiliate thereof is the Servicer, the Servicer shall maintain (i) as of the end of each Fiscal Quarter, an Adjusted Tangible Net Worth of at least (x) [***] plus (y) [***] of positive net income for each Fiscal Quarter after December 31, 2018, (ii) at the end of each calendar month, (x) Available Liquidity of at least [***] and (y) Cash and Cash Equivalents of at least [***] and (iii) as of the end of each Fiscal Quarter, a ratio of Indebtedness (including only recourse and residual debt) to Adjusted Tangible Net Worth of no more than [***].

(c) the Existing Servicing Agreement is further amended by replacing Exhibit A (Form of Monthly Servicing Report) of the Existing Servicing Agreement in its entirety with Exhibit A hereto (Form of Monthly Servicing Report).

3.       Amendment to the Existing Backup Servicing Agreement. As of the Third

Amendment Effective Date (as defined in Section 4 below), the Existing Backup Servicing Agreement is further hereby amended by deleting Section 2.1(a)(iii) of the Existing Backup Servicing Agreement in its entirety and replacing it with the following:

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(iii)       Upon its receipt of each Monthly Data Tape from the Servicer pursuant to Section 5.1(b) hereof, the Backup Servicer shall use such Monthly Data Tape to (i) confirm that the Servicer's Monthly Servicing Report is complete on its face, (ii) confirm the mathematical accuracy, based solely on the information set forth in the Servicer’s Monthly Servicing Report, of the accrued and unpaid Class A Interest Amount, Class B Interest Amount, Commitment Fee and Minimum Allocation Shortfall Fee, (iii) confirm that the Monthly Data Tape is in readable form and (iv) verify the accuracy of: (A) the aggregate Net Dealer Advance of the Eligible Receivables that are Bravo Receivables at the end of the immediately preceding Collection Period, (B) the aggregate UPB of the Eligible Receivables constituting Ordinary Receivables at the end of the immediately preceding Collection Period, (C) the aggregate UPB of all Receivables that are not Eligible Receivables at the end of the immediately preceding Collection Period, (D) the Excess Concentration Amounts with respect to Eligible Receivables that are Ordinary Receivables, (E) [reserved], (F) the Borrowing Base at the end of the immediately preceding Collection Period, (G) [reserved], (H) the Cumulative Net Loss Rate and the Annualized Net Loss Rate, (I) each of the Delinquency Rate and the Delinquency (90) Plus Repos Rate, as applicable, (J) the Excess Spread, (K) the Weighted Average Seasoning and (L) the Annualized Net Losses, each as contained within the Servicer's Monthly Servicing Report. The Backup Servicer shall certify to the Administrative Agent and the Class A Agent, that it has verified the Servicer's Monthly Servicing Report in accordance with this Section 2.1(a)(iii) and shall notify the Servicer, the Administrative Agent and the Class A Agent of any discrepancies, in each case, before or by 1 pm (New York time) on the Settlement Date to which such Monthly Data Tape relates. In the event that the Backup Servicer reports any discrepancies, the Servicer and the Backup Servicer shall attempt to reconcile such discrepancies prior to such Settlement Date, but in the absence of a reconciliation, the Monthly Servicing Report sent to the Controlled Account Bank by the Administrative Agent (and approved or deemed approved by the Collateral Agent) shall control for the purpose of calculations and distributions with respect to such Settlement Date. Other than the duties specifically set forth in this Agreement, the Backup Servicer shall have no obligations hereunder, including, without limitation, to supervise, verify, monitor or administer the performance of the Servicer. The Backup Servicer shall have no liability for any actions taken or omitted by the Servicer.

4.       Effective Date. This Amendment shall become effective on the “Third Amendment Effective Date,” which shall occur on the later to occur of:

(a) the date of this Amendment;

(b) the payment of all fees (including the Renewal Fee (as defined in the Amended Fee Letter)) and other amounts due and payable on or prior to the effective date of this Amendment, including reimbursement or payment of all out-of-pocket expenses (including reasonable fees, charges and disbursements of counsel to the Lenders in connection with the preparation, negotiation, execution and delivery of this Amendment and the other documents and agreements executed and delivered in connection herewith) required to be reimbursed or paid by the Borrower and CPS under the Credit Documents; and

(c) the date on which the Class A Agent, the Collateral Agent and the Administrative Agent shall have received copies of:

(i)	this Amendment, duly executed by each of (A) the Borrower,
(B) CPS, (C) each Lender, (D) CS, as Class A Agent and as Collateral Agent, (E) Ares, as Administrative Agent and (F) Wells Fargo Bank, National Association, a national banking association (“Wells Fargo”), in its capacities as Custodian, Controlled Account Bank and Backup Servicer; and

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(ii)	the Third Amended and Restated Fee Letter, dated as of December 20, 2019 (the “Amended Fee Letter”), duly executed by the Administrative Agent, the Class A Agent, the Borrower and CPS, in substantially the form attached hereto as Annex B.

(d) the date on which the Administrative Agent receives:

(i)	evidence satisfactory to the Administrative Agent of the compliance by each of the Originator and the Borrower of its obligations under the Security Agreement and the other Collateral Documents (including, without limitation, its obligations to authorize or execute, as the case may be, and deliver UCC financing statements, originals of securities, instruments and chattel paper and any agreements governing deposit accounts as provided therein);

(ii)	the results of a recent search of all effective UCC financing statements (or equivalent filings) made with respect to any personal or mixed property of the Originator in California and the Borrower in Delaware together with copies of all such filings disclosed by such search, which shall be provided by CPS;

(iii)	evidence that the Originator and the Borrower shall have taken or caused to be taken any other action, executed and delivered or caused to be executed and delivered any other agreement, document and instrument and made or caused to be made any other filing and recording (other than as set forth herein) reasonably required by the Collateral Agent or the Administrative Agent; and

(iv) opinions of counsel (which counsel shall be reasonably satisfactory to the Collateral Agent) with respect to the creation and perfection of the security interests in favor of the Collateral Agent in such Collateral and such other matters governed by the laws of each jurisdiction in which the Borrower or the Collateral is located as the Administrative Agent may reasonably request, in each case in form and substance reasonably satisfactory to the Administrative Agent.

5.           Consents. By its signature below, Wells Fargo, in its capacities as Custodian, Controlled Account Bank and Backup Servicer, hereby consents to, ratifies and confirms this Amendment and the Amended Fee Letter.

6.           Reaffirmation. Each of the Borrower and CPS hereby (i) restates, ratifies, confirms and reaffirms its respective liabilities, payment and performance obligations (contingent or otherwise) and each and every term, covenant and condition set forth in the Credit Agreement, the Servicing Agreement and the other Credit Documents, including, but not limited to the Limited Guaranty, to which it is a party, all as amended by this Amendment, and the liens and security interests granted, created and perfected thereby and (ii) acknowledges and agrees that this Amendment shall not in any way affect the validity and enforceability of any Credit Document to which it is a party, or reduce, impair or discharge the obligations of the Borrower or CPS or the Collateral granted to the Collateral Agent and/or the Lenders thereunder. The Lenders’ agreement to the terms of this Amendment or any other amendment of the Credit Agreement, Servicing Agreement or any other Credit Document shall not be deemed to establish or create a custom or course of dealing between the Borrower, CPS or the Lenders, or any of them.

7.           Miscellaneous.

(a)        Amended Terms. On and after the date hereof, all references to the Agreement in each of the Credit Documents shall hereafter mean the Credit Agreement as amended by this Amendment and all references to the Servicing Agreement in each of the Credit Documents shall hereafter mean the Servicing Agreement as amended by this Amendment. Except as specifically amended hereby or otherwise agreed, each of the Credit Agreement and the Servicing Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.

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(b)        Representations and Warranties of the Borrower and CPS. Each of the Borrower and CPS (as CPS and Servicer), severally, for itself only, represents and warrants as of the date of this Amendment as follows:

(i)	It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

(ii)	This Amendment has been duly executed and delivered by such Person and each of this Amendment and the Credit Agreement and Servicing Agreement, each as amended by this Amendment, constitutes such Person’s legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be subject to (A) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (B) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(iii)	No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or first party is required in connection with the execution, delivery or performance by such Person of this Amendment other than such as has been met or obtained and are in full force and effect.

(iv)	The representations and warranties set forth in Section 4 of the Credit Agreement and Section 3.1 of the Servicing Agreement are true and correct in all material respects as of the date hereof (except for those which expressly relate to an earlier date).

(v)	No event has occurred and is continuing which constitutes a Default, an Event of Default, a Funding Termination Event or a Servicer Termination Event.

(c)         Transaction Document. Each of this Amendment and the Amended Fee Letter shall constitute a Credit Document under the terms of the Credit Agreement.

(d)        Counterparts; Electronic Signatures; Severability; Integration. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by e-mail in portable document format (.pdf) or facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

(e)         GOVERNING LAW. THIS AMENDMENT SHALL, IN ACCORDANCE WITH SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. EACH OF THE PARTIES HERETO WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION ARISING DIRECTLY OR INDIRECTLY OUT OF, UNDER OR IN CONNECTION WITH THIS AMENDMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREUNDER.

(f)         CONSENT TO JURISDICTION. ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST CPS OR THE BORROWER ARISING OUT OF OR RELATING TO THIS AMENDMENT, THE CREDIT AGREEMENT, THE SERVICING AGREEMENT OR ANY OTHER CREDIT DOCUMENT, OR ANY OF THE OBLIGATIONS, MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE, COUNTY AND CITY OF NEW YORK. BY EXECUTING AND DELIVERING THIS AMENDMENT, EACH OF CPS AND THE BORROWER, FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, IRREVOCABLY (i) ACCEPTS GENERALLY AND UNCONDITIONALLY THE NONEXCLUSIVE JURISDICTION AND VENUE OF SUCH COURTS; (ii) WAIVES ANY DEFENSE OF FORUM NON CONVENIENS; (iii) AGREES THAT SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO THE APPLICABLE CREDIT PARTY AT ITS ADDRESS PROVIDED IN ACCORDANCE WITH SECTION 13.1 OF THE CREDIT AGREEMENT IS SUFFICIENT TO CONFER PERSONAL JURISDICTION OVER CPS OR THE BORROWER, AS APPLICABLE, IN ANY SUCH PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT; AND (iv) AGREES THAT AGENTS, THE LENDERS AND WELLS FARGO RETAIN THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING PROCEEDINGS AGAINST CPS OR THE BORROWER, AS APPLICABLE, IN THE COURTS OF ANY OTHER JURISDICTION.

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(g)        SERVICE OF PROCESS. EACH OF CPS AND THE BORROWER HEREBY AGREES THAT PROCESS MAY BE SERVED ON IT BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO THE ADDRESSES PERTAINING TO IT AS SPECIFIED IN SECTION 13.1 OF THE CREDIT AGREEMENT, AND HEREBY APPOINTS CT CORPORATION SYSTEM, 111 8TH AVENUE, 13TH FLOOR, NEW YORK, NEW YORK 10011, AS ITS AGENT TO RECEIVE SUCH SERVICE OF PROCESS. ANY AND ALL SERVICE OF PROCESS AND ANY OTHER NOTICE IN ANY SUCH ACTION, SUIT OR PROCEEDING SHALL BE EFFECTIVE AGAINST CPS OR THE BORROWER, AS APPLICABLE, IF GIVEN BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, OR BY ANY OTHER MEANS OR MAIL WHICH REQUIRES A SIGNED RECEIPT, POSTAGE PREPAID, MAILED AS PROVIDED ABOVE. IN THE EVENT CT CORPORATION SYSTEM. SHALL NOT BE ABLE TO ACCEPT SERVICE OF PROCESS AS AFORESAID AND IF CPS OR THE BORROWER, AS APPLICABLE, SHALL NOT MAINTAIN AN OFFICE IN NEW YORK CITY, SUCH CREDIT PARTY SHALL PROMPTLY APPOINT AND MAINTAIN AN AGENT QUALIFIED TO ACT AS AN AGENT FOR SERVICE OF PROCESS WITH RESPECT TO THE COURTS SPECIFIED IN SECTION 7(f) ABOVE, AND ACCEPTABLE TO THE ADMINISTRATIVE AGENT, AS CPS’ OR THE BORROWER’S, AS APPLICABLE, AUTHORIZED AGENT TO ACCEPT AND ACKNOWLEDGE ON THE BORROWER’S BEHALF SERVICE OF ANY AND ALL PROCESS WHICH MAY BE SERVED IN ANY SUCH ACTION, SUIT OR PROCEEDING.

(h)        Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of (i) the Borrower, CPS, each Lender, the Class A Agent, the Collateral Agent, the Administrative Agent, the Backup Servicer and their respective successors and permitted assigns, and (ii) solely with respect to Section 5 (Consents) above, the Custodian, Controlled Account Bank and Backup Servicer.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

BORROWER:

PAGE NINE FUNDING LLC,

By: /s/ M. Creatura

       Name: M. Creatura

       Title: VP

CPS AND SERVICER:

CONSUMER PORTFOLIO SERVICES, INC.

By: /s/ J. Fritz

       Name: J. Fritz

       Title: EVP

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

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CLASS A AGENT, COLLATERAL AGENT
AND CLASS A FUNDING AGENT:

CREDIT SUISSE AG, NEW YORK BRANCH

By: /s/ Erin McCutcheon

       Name: Erin McCutcheon

       Title: Director

By: /s/ Patrick H. Hart

       Name: Partick H. Hart

       Title: Director

CLASS A COMMITTED LENDER:

CREDIT SUISSE AG, CAYMAN ISLAND BRANCH

By: /s/ Erin McCutcheon

       Name: Erin McCutcheon

       Title: Authorized Signatory

By: /s/ Patrick H. Hart

       Name: Partick H. Hart

       Title: Authorized Signatory

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

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CLASS A CONDUIT LENDER:

MOUNTCLIFF FUNDING LLC

By: /s/ Josh Boag

       Name: Josh Bord

       Title: Authorized Signatory

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

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ADMINISTRATIVE AGENT:
ARES AGENT SERVICES, L.P.

By:     Ares Agent Services GP LLC,

its general partner

By: /s/ Matthew Jill

       Name: Matthew Jill

       Title: Authorized Signatory

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

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CLASS B LENDERS:

SONORAN CACTUS PRIVATE ASSET BACKED FUND, LLC,

By: Ares Cactus Operating Manager GP, LLC, its Manager

By:   /s/ Charles J. Ardulni, Jr.

       Name: Charles J. Ardulni, Jr.

       Title:Authorized Signatory

GLENLAKE LOAN FUND, LLC,

By: Ares Management LLC, its Investment Manager

By: /s/ Matthew Jill

       Name: Matthew Jill

       Title: Authorized Signatory

ARES LOAN ORIGINATION LP

By: Ares ICOF In Management LP, its Investment Manager

By:   /s/ Charles J. Ardulni, Jr.

       Name: Charles J. Ardulni, Jr.

       Title:Authorized Signatory

ARES MULTI-CREDIT FUND LLC
By: Ares Management LLC, its manager

By: /s/ Matthew Jill

       Name: Matthew Jill

       Title: Authorized Signatory

DEARBORN PARK ASSET-BACKED FUND LLC
By: Ares Management LLC, its Manager

By: /s/ Matthew Jill

       Name: Matthew Jill

       Title: Authorized Signatory

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

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ARES COMMERCIAL FINANCE LP,

By: Ares Commercial Finance Management LP, as manager

By: /s/ Matthew Jill

       Name: Matthew Jill

       Title: Authorized Signatory

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

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BACKUP SERVICER:

WELLS FARGO BANK, NATIONAL
ASSOCIATION

By: /s/ Anthony Kubes

       Name: Anthony Kubes

       Title: Assistant Vice President

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

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CONSENTED AND AGREED

CUSTODIAN AND CONTROLLED ACCOUNT BANK:

WELLS FARGO BANK, NATIONAL ASSOCIATION

By: /s/ Anthony Kubes

       Name: Anthony Kubes

       Title: Assistant Vice President

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